EXHIBIT 10.25 TO MARCH 31, 1997 FORM 10-Q

                                   AGREEMENT

Pursuant to 17 CFR Section 229.601(b)(4)(iii)(A) and (v) [Item 601(b)(4)(iii)(A) and (v) of Regulation S-K], Elsinore Corporation agrees to file with the Securities and Exchange Commission, upon its request, copies of instruments defining the rights of holders of Elsinore Corporation 11.5% Notes Due 2000.

                                                      ELSINORE CORPORATION


                                                 By: ______________________
                                                     Jeffrey Leeds
                                           President and Chief Executive Officer


                                                 By: ______________________
                                                     S. Barton Jacka
                                                 Secretary, Treasurer and
                                                  Principal Accounting Officer



Dated:  May 14, 1997